ADDENDUM TO EMPLOYMENT AGREEMENT

This ADDENDUM ("Addendum") to an **EMPLOYMENT AGREEMENT** entered into on June 1, 2005 (the original "Agreement") is entered into as of the 3rd day of October 2007, by and between MAXIM TEP, INC., a Texas corporation, (the "Company"), and W. Marvin Watson, an individual who currently resides at 11 Steepbank Drive, The Woodlands, Texas 77381 (the "Executive").

RECITALS

WHEREAS The Executive was and is employed by the Company in an Advisory Capacity since June 1, 2005 and continued to serve in that role, with full authorization of the Board of Directors and at their recommendation; and in conjunction with his position as a member of the Company's Board of Directors; and

WHEREAS The Executive was elevated to the role of Chairman of the Company in April, 2007, while also acknowledging that he would serve as Chief Executive Officer, a position that was formally tendered to him on September 19, 2007; and

WHEREAS, The Board, while deciding on final candidates to serve as President, while keeping senior management in place and that of senior management of Company subsidiaries, decided that the Executive should serve as Chairman/President and Chief Executive Officer; and

WHEREAS, the Company recognizes the expanded responsibilities assumed by the Executive does hereby institute additions and addendums to his contract of June 1, 2005 pursuant to agreement with the Compensation Committee and positive vote of the Board.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Addendum to adjust and agree to the following changes:

1. **Term**. The four-year term of employment under the Agreement shall be increased two (2) years with an Effective Date of these Amended changes of October 3, 2007 and to extend the initial term of the Employment Period through October 2, 2011.

2. **Position and Duties**. The Executive shall serve as Chairman/President/CEO of the Company for the duration of his Employment Period.

3. **Place of Performance**. In connection with the Executive's employment by the Company, the Executive shall be based at the corporate offices in The Woodlands, Texas.

4. **Automobile**. As stated in his original agreement, Executive shall be granted the use of a Lincoln Town Car as provided by the Company.

5. **Compensation and Benefits; Stock Option**.

(a) Base Salary. Base salary from the Agreement of $240,000 shall be raised to $385,000 (the "Base Salary") through the balance of the Employment Period. Said Base Salary shall be increased to $435,000.00 after the first anniversary of the Effective Date; to $485,000.00 after the second anniversary of the Effective Date; and any increase thereafter

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shall be at the discretion of the Board. The Base Salary shall be paid in full or in part based on the cash position of the Company and any base salary not collected shall be deferred with an option to convert that deferred salary to Company stock at a conversion right of $.75 per share.

(b) Share/Option Signing Bonus. In recognition of the responsibilities and liabilities placed upon the Executive, the Company will hereby grant upon Execution of this Agreement the Executive an additional 3,300,000 shares of the Company. Executive shall have the right to take delivery of said shares at his discretion.

(c) Bonus. During the Employment Period, the Executive will be entitled to receive bonuses based on the annual performance of the Company. Bonuses shall be at the discretion of the Board. Bonuses could be paid in cash or at Executive's discretion equivalent value in Common Stock Warrants as approved by the Board and exercisable at $.75 cents USD. It is expressly understood that should the Company request, and the Executive agree to voluntarily step down from his position in favor of another individual, or should the Company be acquired, all Bonus awards shall continue and be honored by the Company, and that liability accepted by the successor firm as part of its acquisition agreement.

By execution of this Addendum, it is expressly understood and agreed and with full authority of the Board of Directors, that the Executive be given full authority as President & Chief Executive Officer with all the responsibilities and privileges afforded that office.

ACCEPTED & AGREED:

For The Board of Directors:

Carl W. Landers

Carl Landers
Chairman/Compensation Committee
MAXIM TEP, Inc. Board of Directors

For Executive:

W. Marvin Watson

Dr. John Ritota
Member/Compensation Committee
MAXIM TEP, Inc. Board of Directors

ADDENDUM TO EMPLOYMENT AGREEMENT

This ADDENDUM ("Addendum") to an **EMPLOYMENT AGREEMENT** entered into on June 1, 2005 (the original "Agreement") is entered into as of the 3rd day of October 2007, by and between MAXIM TEP, INC., a Texas corporation, (the "Company"), and W. Marvin Watson, an individual who currently resides at 11 Steepbank Drive, The Woodlands, Texas 77381 (the "Executive").

RECITALS

WHEREAS The Executive was and is employed by the Company in an Advisory Capacity since June 1, 2005 and continued to serve in that role, with full authorization of the Board of Directors and at their recommendation; and in conjunction with his position as a member of the Company's Board of Directors; and

WHEREAS The Executive was elevated to the role of Chairman of the Company in April, 2007, while also acknowledging that he would serve as Chief Executive Officer, a position that was formally tendered to him on September 19, 2007; and

WHEREAS, The Board, while deciding on final candidates to serve as President, while keeping senior management in place and that of senior management of Company subsidiaries, decided that the Executive should serve as Chairman/President and Chief Executive Officer; and

WHEREAS, the Company recognizes the expanded responsibilities assumed by the Executive does hereby institute additions and addendums to his contract of June 1, 2005 pursuant to agreement with the Compensation Committee and positive vote of the Board.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Addendum to adjust and agree to the following changes:

1. **Term**. The four-year term of employment under the Agreement shall be increased two (2) years with an Effective Date of these Amended changes of October 3, 2007 and to extend the initial term of the Employment Period through October 2, 2011.

2. **Position and Duties**. The Executive shall serve as Chairman/President/CEO of the Company for the duration of his Employment Period.

3. **Place of Performance**. In connection with the Executive's employment by the Company, the Executive shall be based at the corporate offices in The Woodlands, Texas.

4. **Automobile**. As stated in his original agreement, Executive shall be granted the use of a Lincoln Town Car as provided by the Company.

5. **Compensation and Benefits; Stock Option**.

(a) Base Salary. Base salary from the Agreement of $240,000 shall be raised to $385,000 (the "Base Salary") through the balance of the Employment Period. Said Base Salary shall be increased to $435,000.00 after the first anniversary of the Effective Date; to $485,000.00 after the second anniversary of the Effective Date; and any increase thereafter

shall be at the discretion of the Board. The Base Salary shall be paid in full or in part based on the cash position of the Company and any base salary not collected shall be deferred with an option to convert that deferred salary to Company stock at a conversion right of $.75 per share.

(b) Share/Option Signing Bonus. In recognition of the responsibilities and liabilities placed upon the Executive, the Company will hereby grant upon Execution of this Agreement the Executive an additional 3,300,000 shares of the Company. Executive shall have the right to take delivery of said shares at his discretion.

(c) Bonus. During the Employment Period, the Executive will be entitled to receive bonuses based on the annual performance of the Company. Bonuses shall be at the discretion of the Board. Bonuses could be paid in cash or at Executive's discretion equivalent value in Common Stock Warrants as approved by the Board and exercisable at $.75 cents USD. It is expressly understood that should the Company request, and the Executive agree to voluntarily step down from his position in favor of another individual, or should the Company be acquired, all Bonus awards shall continue and be honored by the Company, and that liability accepted by the successor firm as part of its acquisition agreement.

By execution of this Addendum, it is expressly understood and agreed and with full authority of the Board of Directors, that the Executive be given full authority as President & Chief Executive Officer with all the responsibilities and privileges afforded that office.

ACCEPTED & AGREED:

For The Board of Directors:

Carl Landers
Chairman/Compensation Committee
MAXIM TEP, Inc. Board of Directors

Dr. John Ritota
Member/Compensation Committee
MAXIM TEP, Inc. Board of Directors

For Executive:

W. Marvin Watson